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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934


Date of Report(Date of earliest event reported): October 12, 1999


                    YANKEE ENERGY SYSTEM, INC.
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     (Exact name of registrant as specified in its charter)


     Connecticut         0-17605             06-1236430
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(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


     599 Research Parkway, Meriden, Connecticut, 06450-1030
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (203)639-4000

                              n/a
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     (Former name or address, if changed since last report)




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ITEM 5 - Other Events

     On October 12, 1999, Yankee Energy System, Inc., a Connecticut corporation (the "Company"), held a Special Meeting of shareholders to approve an Agreement and Plan of Merger dated June 14, 1999 (the "Merger Agreement") between the Company and Northeast Utilities, a Massachusetts business trust. The Company's shareholders voted to approve the Merger Agreement. The press release issued in connection therewith is filed herewith as Exhibit 99(a) and is incorporated herein by reference.

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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

The following exhibit is filed as part of this report:

 99(a)	Press Release dated October 12, 1999.




SIGNATURE


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YANKEE ENERGY SYSTEM, INC.


                                By: /s/ Mary J. Healey
Dated:  October 27, 1999           ---------------------------
                                   Mary J. Healey
                                   Vice President, General
                                   Counsel and Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER				DESCRIPTION
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99(a)		Press Release dated October 12, 1999.